Exhibit 5(b)

       CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE


Nashville, Tennessee
up to $50,000,000

    Originally up to $30,000,000, by note dated July 12, 1993
       Subsequently increased to up to $45,000,000 by note dated August 2, 1992, then amended to up to $42,000,000 by note dated October 5, 1994


     THIS CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE
("Note") is executed by INSITUFORM TECHNOLOGIES, INC. ("Borrower") in favor of THIRD NATIONAL BANK IN NASHVILLE ("Lender"), as of the 7th day of June, 1995.

                      W I T N E S S E T H:

     WHEREAS, the Borrower previously executed in favor of Lender:
(a) that certain Promissory Note dated July 12, 1993 in the original principal amount of up to $30,000,000, and (b) that certain Additional Promissory Note dated August 2, 1994 in the original principal amount of up to $15,000,000, as subsequently amended and restated by that certain First Amended and Restated Additional Promissory Note dated October 5, 1994, in the amended principal amount of up to $12,000,000 (the foregoing promissory notes, as amended, being collectively referred to herein as the "Prior Notes"); and

     WHEREAS, the Prior Notes evidence the existing credit facility of Borrower with Lender in the aggregate principal amount of up to $42,000,000 (the "Prior Loan"), and Borrower has requested that Lender increase the principal amount of the Prior Loan to up to $50,000,000, and consolidate, amend and restate the Prior Notes as set forth herein; and

     WHEREAS, subject to certain terms and conditions, Lender has agreed to increase the maximum principal amount of the Prior Loan to up to $50,000,000 and to consolidate, amend and restate the Prior Notes; and

     WHEREAS, the parties desire to consolidate the Prior Notes into this Note, and to increase the maximum aggregate principal amount of the Prior Notes as set forth herein, and to amend and restate the Prior Notes as set forth herein.

     NOW, THEREFORE, in order to induce Lender to extend any additional credit to Borrower, in consideration of the premises, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree that the Prior Notes are consolidated, increased, amended and restated to read as follows:



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          FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC.
     ("Borrower") promises and agrees to pay to the order of THIRD NATIONAL BANK IN NASHVILLE ("Lender") at Lender's offices in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Fifty Million and no/100 Dollars ($50,000,000), or so much thereof as may be advanced from time to time by Lender, together with interest from the date hereof on the unpaid principal balance outstanding from time to time hereon computed from the date of each advance through the Maturity Date (hereafter defined) at the applicable Interest Rate Option (hereafter defined). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Loan Agreement of even date herewith between Borrower and Lender, as it may be amended, modified, extended or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto (all of the foregoing being collectively referred to herein as the "Loan Agreement"). Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

          In the absence of the occurrence of an Event of Default hereunder or under the Loan Agreement, the Borrower may borrow, repay and reborrow hereunder (up to the principal amount hereof) from time to time until June 7, 1997. After June 7, 1997, Borrower may not request any further Advances hereunder.

          The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Loan Agreement.

          This Note shall be repaid as follows:

               (a) Beginning on June 30, 1995 and continuing on the last business day of each consecutive September, December, March and June thereafter through June 30, 1997, Borrower shall pay to Lender principal payments of $500,000 each, plus all then-accrued interest, fees and other charges due hereunder. Provided, however, that if Borrower and the intended principal parties to a proposed Permitted Acquisition (as such term is defined in the Loan Agreement) have executed a letter of intent with regard to the Borrower's intent to effectuate a proposed Permitted Acquisition within six months of the execution of such letter, then until June 30, 1997 but only so long as such proposed Permitted Acquisition shall not have been abandoned by the Borrower and Borrower is actively pursuing such Permitted Acquisition and the other principal parties to such Permitted Acquisition have not abandoned such proposed Permitted Acquisition or

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          terminated, revoked or repudiated the letter of intent,
          and such letter of intent has not expired, and if no Event of Default has occurred, the $500,000 quarterly principal payments shall not be required to be made. If the proposed Permitted Acquisition is abandoned by Borrower or Borrower is not actively pursuing the Permitted Acquisition, or the other principal parties to the Permitted Acquisition have abandoned or rejected such proposed Permitted Acquisition or terminated, revoked or repudiated the letter of intent, or if the letter of intent has expired or been terminated, or if Borrower determines not to proceed with such acquisition (any of the foregoing being referred to herein as a "Reinstatement Event"), then the $500,000 principal payment requirement shall be reinstated on the occurrence of a Reinstatement Event, to be first paid on the last day of the month in which the Reinstatement Event occurred, and thereafter to be paid on the last day of each third month thereafter until June 30, 1997.

               (b) Beginning on September 30, 1997 and continuing on the last day of each consecutive December, March, June and September thereafter through until the Maturity Date, Borrower shall pay to Lender principal payments equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of September 30, 1997, plus all accrued interest, fees and other charges due hereunder.

          This Note shall mature on June 7, 2000 (the "Maturity
     Date"), at which time all outstanding principal, accrued interest, and all fees or charges hereunder (if any) will be immediately due and payable.

          As used herein, the following terms have the following definitions:

          "Adjusted LIBOR Rate" means the LIBOR Rate adjusted to include the cost, in basis points, of any applicable reserve requirements of the Board of Governors of the Federal Reserve System (or any successor), applicable to "Eurocurrency Liabilities" pursuant to Regulation D or other then-applicable regulations of the Board of Governors, if any, and any other applicable reserve or insurance requirements or costs charged to the Lender.

          "Applicable Margin" means:

               (a) During the period beginning on the date of this Note, and continuing through June 30, 1995, zero for the Base Rate and two and one-quarter percentage points (2.25%) above the 30-day Adjusted LIBOR Rate in effect on the first day of the month during which any calculation is being made.

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               (b)  During the period beginning July 1, 1995 and
          continuing through the Maturity Date:

                    (a)  If the Borrower's ratio of
               Funded Debt to EBITDA is less than 2.0 to 1 and the Borrower's ratio of Liabilities to Tangible Net Worth is less than 2.0 to 1, zero for the Base Rate and 1.75% per annum for the Adjusted LIBOR Rate;

                    (b)  If the Borrower's ratio of
               Funded Debt to EBITDA is less than 2.0 to 1 and the Borrower's ratio of Liabilities to Tangible Net Worth is equal to or greater than 2.0 to 1, zero for the Base
               Rate and 2.00% per annum for the Adjusted
               LIBOR Rate;

                    (c)  If the Borrower's ratio of
               Funded Debt to EBITDA is equal to or
               greater than 2.0 to 1 and the Borrower's ratio of Liabilities to Tangible Net
               Worth is less than 2.0 to 1, zero for the Base Rate and 2.00% per annum for the Adjusted LIBOR Rate;

                    (d)  If the Borrower's ratio of
               Funded Debt to EBITDA is equal to or
               greater than 2.0 to 1 and the Borrower's ratio of Liabilities to Tangible Net
               Worth is equal to or greater than 2.0 to 1, .25% per annum for the Base Rate and 2.25% per annum for the Adjusted LIBOR
               Rate;

          provided, that for purposes of determining the Applicable Margins: (i) the Borrower's ratios of Funded Debt to EBITDA and Liabilities to Tangible Net Worth will be measured quarterly at the end of each calendar quarter based on Borrower's quarterly and annual Financial Statements, beginning with the measurements to occur as of March 31, 1995, and (ii) each Applicable Margin so determined shall be effective as of the first day of the second Fiscal Quarter following the date of such determination.

          Each month by the close of Lender's business on the first day of the month Borrower shall elect which Interest Rate Option shall apply to all Advances and to all amounts outstanding under this Note during such month. Borrower shall notify Lender of its election of the Interest Rate Option by telephone and, if requested to do so by Lender, in writing. If Lender does not receive proper notification as aforesaid of Borrower's election of the Interest Rate Option, the parties

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     agree that the Interest Rate Option for such month shall be the Interest Rate Option in effect for the immediately preceding month, adjusted appropriately for such new month. Once the Interest Rate Option has been established for a month, all Advances made during such month, and all amounts outstanding under this Note during such month, shall bear interest at such applicable Interest Rate Option as such rate may change from day to day (with regard to the Base Rate) or not change during such month (with regard to the Adjusted LIBOR Rate), until the first day of the following month, at which time Borrower shall elect a new Interest Rate Option by telephonic (or, if requested, written) notice to Lender.

          "Base Rate" means the rate of interest established from time to time and announced by Lender as its "base rate", such rate being an interest rate used as an index for establishing interest rates on loans. The Base Rate is determined daily.

          "Interest Rate Option" means one of the following rates, as selected by Borrower from time to time pursuant to Section
     2.01 of the Loan Agreement: (a) the Base Rate plus the Applicable Margin, as such rate may change from day to day as the Base Rate changes, or (b) the 30-day Adjusted LIBOR Rate plus the Applicable Margin, as such rate may change from month to month on the first day of each month.

          "LIBOR Rate" means the LIBOR rate of interest for one-month periods, reported by the Telerate Computer Service to which Lender subscribes, established on the first day of each month.

          Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

          The terms and conditions of any prepayment of this Note shall be governed by the Loan Agreement. Any such prepayment(s) shall be applied first to accrued interest and secondly to principal.

          Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

          In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the holder, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The holder may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

          The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

          Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

          The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

          This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          This Note may not be changed or terminated without the prior written approval of Lender and Borrower. No waiver of any term or provision hereof shall be valid unless in writing signed by the holder.

     This Note consolidates, increases, amends and restates the following notes executed by Borrower in favor of Lender: that certain Promissory Note dated July 12, 1993 in the original principal amount of up to $30,000,000 and that certain First Amended and Restated Additional Promissory Note dated October 5, 1994, in the principal amount of up to $12,000,000 (which note amended and restated that certain Additional Promissory Note dated August 2, 1994 in the original principal amount of $15,000,000), and does not constitute, and is not intended to constitute, a novation of such Prior Notes or any of the existing underlying indebtedness evidenced thereby.


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
          Executed this the 7th day of June, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            --------------------------
                         Title: Senior Vice President